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                                                                  Exhibit 23(ii)



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
We hereby consent to the use in Amendment No. 2 to the Registration Statement on Form F-4 of Gerdau AmeriSteel Corporation of our report dated October 4, 2002 relating to the financial statements of Gerdau Ameristeel Corporation which appear in such Amendment No. 2 to the Registration Statement. We also consent to the reference to us under the heading "Experts" in such Amendment No. 2 to the Registration Statement.


/s/ PricewaterhouseCoopers LLP

Tampa, Florida
February 21, 2003